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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-78243) pertaining to the Triad Hospitals, Inc. Retirement Savings Plan of Triad Hospitals, Inc. of our report dated July 11, 2000 relating to the financial statement of Triad Hospitals, Inc. Retirement Savings Plan, which appears in this Form 11K.



                                                /s/ PricewaterhouseCoopers LLP
                                                --------------------------------
                                                    PricewaterhouseCoopers LLP

Dallas, Texas
June 28, 2001